Exhibit 99.1

Supplemental Information

(Unaudited)

March 31, 2006

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

March 31, 2006

Page

Highlights and Discussion

Reporting Period Highlights – First Quarter 2006	1
Forward-Looking Statements	3

Financial Statements

Quarterly Selected Financial Summary Data	5
Quarterly Consolidated Balance Sheets	6
Quarterly Consolidated Statements of Operations	7
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	8
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gain on Sales of Real Estate	9

Selected Financial Analyses

Quarterly Equity Analysis	10
Quarterly Debt Analysis	11
Quarterly Operating Ratios	12
Quarterly Dividend Analysis	13
Investor Composition and Analyst Coverage	14
Debt Maturity Schedule – March 31, 2006	15

Portfolio Summary

Property Summary by Region – March 31, 2006 – Wholly Owned Properties	16
Property Summary by Region – March 31, 2006 – Joint Venture Properties	21
Property Occupancy Rates by Region by Quarter – Wholly Owned Properties	22
Property Occupancy Rates by Region by Quarter – Joint Venture Properties	23
Top Twenty Office Tenants of Wholly Owned Properties as of March 31, 2006	24
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	25
Same Office Property Cash and GAAP Net Operating Income by Quarter	26
Average Occupancy Rates by Region for Same Office Properties	27
Office Lease Expiration Analysis by Year for Wholly Owned Properties	28
Quarterly Office Renewal Analysis for Wholly Owned Properties as of March 31, 2006	29
Year to Date Wholly Owned Acquisition Summary as of March 31, 2006	30
Year to Date Wholly Owned Disposition Summary as of March 31, 2006	31
Development Summary as of March 31, 2006	32
Year to Date Development Placed into Service as of March 31, 2006	34
Land Inventory as of March 31, 2006	35
Joint Venture Summary as of March 31, 2006	36
Reconciliations of Non GAAP Measurements	37

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided on page 37.  Refer to our Form 8-K for definitions of certain terms used herein.

Reporting Period Highlights – First Quarter 2006

Financial Results

•                  Reported Net Income Available to Common Shareholders of $6,283,000 or $.15 per diluted share for the first quarter of 2006 as compared to $5,386,000 or $.14 per diluted share for the comparable 2005 period, representing an increase of 7.1% per share.

•                  Reported FFO – diluted of $24,350,000 or $.49 per share/unit for the first quarter of 2006 as compared to $21,143,000 or $.45 per share/unit for the comparable 2005 period, representing an increase of 8.9% per share/unit.

•                  Reported AFFO – diluted of $18,865,000 for the first quarter of 2006 as compared to $14,756,000 for the comparable 2005 period, representing an increase of 27.8%.

•                  Our FFO payout ratio was 56.0% for the first quarter of 2006 as compared to 54.5% for the comparable 2005 period.  Our AFFO payout ratio was 72.3% for the first quarter of 2006 as compared to 78.1% for the comparable 2005 period.

Financing Activity and Capital Transactions

•                  On March 28, 2006, we executed a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced March 28, 2006 and expires March 30, 2009.

•                  As of March 31, 2006, our debt to market capitalization was 36.1% and our debt to undepreciated book value of real estate assets was 62.7%.  We achieved an EBITDA interest coverage ratio of 2.78x and an EBITDA fixed charge coverage ratio of 2.29x for this quarter.

Acquisitions

•                  On January 19, 2006, we acquired for redevelopment a building containing approximately 60,000 rentable square feet on an
11-acre land parcel, located in Colorado Springs, Colorado for $2.6 million.  The land parcel can support up to 30,000 square feet of future office space.

•                  On January 20, 2006, we acquired a 31-acre land parcel in San Antonio, Texas for $7.2 million that can support approximately 375,000 developable square feet.  This parcel is contiguous to the 27-acre land parcel and the 470,000 square foot buildings that we acquired during 2005.

•                  On February 10, 2006, we acquired for $1.8 million a 50% interest in a joint venture, which is constructing an office building containing 44,134 square feet in Hanover, Maryland.  As part of this joint venture formation, we have guaranteed a $6.2 million loan with a March 31, 2006 balance of $3.2 million, which matures in January 2007 and bears interest at a variable rate.

•                  On February 28, 2006, we acquired a 6-acre land parcel which can support up to 60,000 square feet, in Hanover, Maryland for $2.1 million.

Dispositions

•                  On January 17, 2006, we acquired our partner’s 50% interest in a joint venture that had constructed a building in the Baltimore/Washington Corridor for $1.2 million using cash reserves.  We then sold the property to a third party for $2.5 million and realized a gain of $111,000.

•                  On February 6, 2006, we sold two office properties containing 141,783 rentable square feet, in Laurel, Maryland for $17.0 million.

•                  On March 8, 2006, we sold an office building containing 57,280 rentable square feet, in Dayton, New Jersey for $9.7 million.

Development

•                  On January 1, 2006, we placed into service the 162,498 square foot development property at 304 Sentinel Drive (known as 304 NBP).  This building is 100% leased to a large creditworthy tenant.

•                  On March 2, 2006, we executed a ten year lease for 32,286 rentable square feet at 302 Sentinel Drive (known as 302 NBP).

•                  On March 8, 2006, we executed a long-term ground sublease agreement with The UMBC Research Park Corporation on a 5-acre land parcel, located in Baltimore County, Maryland, on which we plan to develop a 23,500 square foot building.  The entire building is leased to the United States Government for a 10 year term.

•                  On March 28, 2006, we executed an eight year and four month lease for 77,651 rentable square feet at 15010 Conference Center Drive (known as WTP II).

Operations

•                  Our wholly owned portfolio was 93.3% occupied and 94.4% leased as of March 31, 2006.  Our entire portfolio was 92.9% occupied and 94.0% leased as of March 31, 2006.

•                  Our same property cash NOI for the quarter ended March 31, 2006 increased by 5.5% or $2.0 million as compared to the quarter ended March 31, 2005.  The primary driver of the increase in cash NOI for our same office portfolio as compared to first quarter of 2005 was higher rental revenues, primarily attributable to the improved occupancy and higher rental rates in our Baltimore/Washington Corridor.  Our same office portfolio consists of 120 properties and represents 78.7% of our wholly owned portfolio as of March 31, 2006.

•                  Weighted average lease term of our wholly owned portfolio is 5 years as of March 31, 2006, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.72 per square foot.

•                  We renewed 420,826 square feet, or 64.9%, of our expiring office leases (based upon square footage) with an average committed cost of $2.80 per square foot during the first quarter.  For our renewed and retenanted space of approximately 491,773 square feet, we realized an increase in total rent of 14.11%, as measured from the GAAP straight-line rent in effect preceding the renewal date, and an increase of 4.84% in total cash rent.  We incurred an average committed cost of $4.11 per square foot for our renewed and retenanted space in the first quarter.

Subsequent Events

•                  On April 4, 2006, we entered into a long-term ground sublease agreement with The UMBC Research Park Corporation on a
6-acre land parcel located in Baltimore County, Maryland, on which we plan to develop a 110,000 square foot building.

•                  On April 17, 2006, we issued 1,750,000 common shares, generating proceeds of $72.3 million before offering expenses, or $41.31 per share.  The proceeds have been used to pay down our unsecured revolving credit facility that will later be drawn upon and primarily used as follows: (i) $28.8 million to fund the planned redemption of all of our outstanding 10.25% Series E Cumulative Redeemable Preferred Shares on or after July 15, 2006; and (ii) $35.6 million to fund the planned redemption of all of our outstanding 9.875% Series F Cumulative Redeemable Preferred Shares on or after October 15, 2006.  On April 24, 2006, we issued an additional 250,000 common shares to cover the over-allotment, generating proceeds of $10.3 million before offering expenses.

•                  On April 21, 2006, we acquired a 20-acre land parcel with approximately 300,000 developable square feet in Colorado Springs, Colorado, for $1.1 million. The parcel is adjacent to our 64-acre Patriot Park Business Park acquired in 2005.

•                  On April 27, 2006, we executed swaps for an aggregate notional amount of $50.0 million at a fixed one-month LIBOR rate of 5.232%, which commenced May 1, 2006 and expires May 1, 2009.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•      risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•      our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•      governmental actions and initiatives; and

•      environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2005.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31

Revenues from Real Estate Operations	$71,700	$66,121	$62,131	$59,421	$58,928

Total Revenues	88,009	80,010	91,915	77,885	76,025

Combined Net Operating Income	50,113	46,938	44,338	43,133	41,709

EBITDA	49,302	43,386	45,918	40,463	39,366

Net Income	9,937	10,282	10,589	9,120	9,040
Preferred Share dividends	(3,654)	(3,654)	(3,654)	(3,654)	(3,654)

Net Income Available to Common Shareholders	$6,283	$6,628	$6,935	$5,466	$5,386

Earnings per diluted share	$0.15	$0.16	$0.18	$0.14	$0.14

Funds From Operations (FFO) - Diluted	$24,350	$23,804	$22,126	$21,834	$21,143
FFO per diluted share	$0.49	$0.48	$0.47	$0.47	$0.45

Adjusted FFO - Diluted	$18,865	$15,892	$15,891	$16,981	$14,756

Payout Ratios:

Earnings Payout	179.2%	167.0%	158.1%	171.6%	173.4%

FFO - Diluted	56.0%	57.0%	60.6%	53.1%	54.5%

AFFO - Diluted	72.3%	85.3%	84.4%	68.2%	78.1%

Total Dividends/Distributions	$17,450	$17,274	$17,236	$15,405	$15,337

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2006	2005
	March 31	December 31	September 30	June 30	March 31
Assets
Investment in real estate:
Land - operational	$314,550	$314,720	$268,583	$274,531	$268,307
Land - development	126,738	117,434	127,085	108,320	97,085
Construction in progress	140,607	138,183	147,184	138,337	109,345
Buildings and improvements	1,501,426	1,491,253	1,315,611	1,333,168	1,294,099
Investment in and advances to unconsolidated real estate joint ventures	1,439	1,451	1,447	1,233	1,209
Less: accumulated depreciation	(183,920)	(174,935)	(163,381)	(165,058)	(153,084)
Net investment in real estate	1,900,840	1,888,106	1,696,529	1,690,531	1,616,961

Cash and cash equivalents	20,169	10,784	17,348	21,486	6,212
Restricted cash	23,793	21,476	15,083	15,982	13,830
Accounts receivable, net	16,729	15,606	12,298	13,613	17,529
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	34,247	32,579	30,222	29,291	27,890
Deferred charges, net	33,731	35,046	31,420	28,662	27,168
Intangible assets on real estate acquisitions, net	85,699	90,984	67,686	66,354	64,965
Prepaid and other assets	21,722	29,255	25,465	19,501	19,658
Fair value of derivatives	110	—	—	—	—
Furniture, fixtures and equipment, net	4,214	4,302	4,024	3,407	3,086
Total assets	$2,142,875	$2,129,759	$1,901,696	$1,890,448	$1,798,920

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,360,638	$1,348,351	$1,124,299	$1,177,779	$1,091,688
Accounts payable and accrued expenses	43,242	41,693	38,795	53,984	46,400
Rents received in advance and security deposits	16,394	14,774	14,191	13,421	13,298
Deferred revenue associated with acquired operating leases	11,721	12,707	8,045	8,092	6,612
Distributions in excess of investment in unconsolidated real estate joint venture	3,010	3,081	2,519	—	—
Dividends and distributions payable	16,878	16,703	16,665	14,834	14,766
Fair value of derivatives	—	—	1,516	4,188	—
Other liabilities	5,314	4,727	4,619	4,024	7,661
Total liabilities	1,457,197	1,442,036	1,210,649	1,276,322	1,180,425

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Common units in the Operating Partnership	92,903	95,014	98,433	87,439	87,539
Other consolidated real estate joint ventures	1,190	1,396	1,297	861	1,699
Total minority interests	102,893	105,210	108,530	97,100	98,038

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized)	67	67	67	67	67
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 40,243,729 shares issued as of March 31, 2006)	400	400	396	372	371
Additional paid-in capital	655,368	657,337	654,024	586,567	582,802
Cumulative distributions in excess of net income	(72,670)	(67,697)	(63,256)	(59,226)	(55,312)
Value of unearned restricted common share grants	—	(7,113)	(7,318)	(7,396)	(7,471)
Accumulated other comprehensive loss	(380)	(481)	(1,396)	(3,358)	—
Total shareholders’ equity	582,785	582,513	582,517	517,026	520,457
Total shareholders’ equity and minority interests	685,678	687,723	691,047	614,126	618,495
Total liabilities and shareholders’ equity	$2,142,875	$2,129,759	$1,901,696	$1,890,448	$1,798,920

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31
Revenues
Rental revenue	$62,662	$57,234	$54,157	$52,865	$51,701
Tenant recoveries and other real estate operations revenue	9,038	8,887	7,974	6,556	7,227
Construction contract revenues	14,544	12,708	28,476	17,445	15,728
Other service operations revenues	1,765	1,181	1,308	1,019	1,369
Total Revenues	88,009	80,010	91,915	77,885	76,025

Expenses
Property operating	21,885	19,746	18,714	17,288	18,169
Depreciation and amortization associated with real estate operations	19,313	15,376	17,783	14,848	14,169
Construction contract expenses	14,026	12,341	28,073	17,223	14,897
Other service operations expenses	1,678	1,254	1,253	955	1,291
General and administrative expenses	3,963	3,774	3,318	3,166	3,276
Total Operating Expenses	60,865	52,491	69,141	53,480	51,802

Operating Income	27,144	27,519	22,774	24,405	24,223
Interest expense	(17,584)	(15,129)	(14,132)	(13,497)	(12,962)
Amortization of deferred financing costs	(559)	(732)	(642)	(471)	(396)

Income from continuing operations before equity in loss of unconsolidated entities, income taxes and minority interests	9,001	11,658	8,000	10,437	10,865
Equity in loss of unconsolidated entities	(23)	(88)	—	—	—
Income tax (expense) benefit	(215)	265	(263)	(213)	(457)
Income from continuing operations before minority interests	8,763	11,835	7,737	10,224	10,408
Minority interest in income from continuing operations
Common units in the Operating Partnership	(909)	(1,501)	(788)	(1,260)	(1,292)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)
Other consolidated entities	33	27	19	15	24
Income from continuing operations	7,722	10,196	6,803	8,814	8,975
Income from discontinued operations, net of minority interests	2,105	65	3,727	138	46
Income before gain on sales of real estate	9,827	10,261	10,530	8,952	9,021
Gain on sales of real estate	110	21	59	168	19
Net Income	9,937	10,282	10,589	9,120	9,040
Preferred share dividends	(3,654)	(3,654)	(3,654)	(3,654)	(3,654)

Net Income Available to Common Shareholders	$6,283	$6,628	$6,935	$5,466	$5,386

For EPS Computations:

Numerator for Dilutive EPS	$6,283	$6,628	$6,935	$5,466	$5,386

Denominator:
Weighted Average Common Shares - Basic	39,668	39,297	36,913	36,692	36,555
Dilutive options	1,658	1,678	1,667	1,528	1,537
Dilutive restricted shares	184	—	—	—	—
Weighted Average Common Shares - Diluted	41,510	40,975	38,580	38,220	38,092

Earnings per diluted share	$0.15	$0.16	$0.18	$0.14	$0.14

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31

Net Income	$9,937	$10,282	$10,589	$9,120	$9,040
Combined real estate related depreciation and other amortization	19,068	15,410	17,848	15,087	14,505
Depreciation and amortization of unconsolidated real estate entities	85	182	—	—	—
Depreciation and amortization allocable to minority interests in other consol. entities	(33)	(29)	(23)	(30)	(32)
Gain on sales of real estate properties, excluding development	(2,459)	(14)	(4,360)	(24)	(24)
Funds From Operations (FFO)	26,598	25,831	24,054	24,153	23,489

Minority interest - common units, gross	1,406	1,520	1,726	1,335	1,308
Preferred share dividends	(3,654)	(3,654)	(3,654)	(3,654)	(3,654)
Funds From Operations (FFO) - Basic	24,350	23,697	22,126	21,834	21,143

Restricted share dividends	—	107	—	—	—
Funds From Operations (FFO) - Diluted	$24,350	$23,804	$22,126	$21,834	$21,143

Straight line rent adjustments	(2,122)	(2,292)	(1,519)	(1,369)	(1,583)
Amortization of deferred market rental revenue	(555)	(394)	229	(191)	(70)
Recurring capital expenditures	(2,808)	(5,226)	(4,945)	(3,293)	(4,734)
Adjusted Funds from Operations - Diluted	$18,865	$15,892	$15,891	$16,981	$14,756

Preferred dividends - redeemable non-convertible	3,654	3,654	3,653	3,654	3,654
Preferred distributions	165	165	165	165	165
Common distributions	2,374	2,386	2,452	2,205	2,179
Common dividends	11,257	11,069	10,966	9,381	9,339
Total Dividends/Distributions	$17,450	$17,274	$17,236	$15,405	$15,337

Denominator for earnings per share - Diluted	41,510	40,975	38,580	38,220	38,092
Restricted shares	—	224	—	—	—
Common units	8,520	8,688	8,758	8,676	8,544
Denominator for funds from operations per share - Diluted	50,030	49,887	47,338	46,896	46,636

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gain on Sales of Real Estate

(Dollars in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31

Net Income	$9,937	$10,282	$10,589	$9,120	$9,040
Combined interest expense	17,715	15,374	14,496	13,916	13,358
Amortization of deferred financing costs	559	732	641	471	396
Income tax (expense) benefit, gross	215	(265)	294	213	457
Depreciation of furniture, fixtures and equipment	270	195	178	171	161
Combined real estate related depreciation and other amortization	19,068	15,410	17,848	15,087	14,505
Minority interest - preferred units	165	165	165	165	165
Minority interest - other consolidated entities	(33)	(27)	(19)	(15)	(24)
Minority interest - common units, gross	1,406	1,520	1,726	1,335	1,308
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$49,302	$43,386	$45,918	$40,463	$39,366
Addback:
General and administrative	3,963	3,774	3,318	3,166	3,276
(Income) from service operations	(605)	(294)	(458)	(286)	(909)
Gain on sales of depreciated real estate properties	(2,459)	(14)	(4,360)	(24)	(24)
Merchant sales and real estate services	(111)	(2)	(80)	(186)	—
Equity in loss of unconsolidated entities	23	88	—	—	—
Combined Net Operating Income (NOI)	$50,113	$46,938	$44,338	$43,133	$41,709

Discontinued Operations:
Revenues from real estate operations	$479	$903	$1,537	$1,621	$1,699
Property operating expenses	(181)	(339)	(614)	(620)	(749)
Depreciation and amortization	(25)	(229)	(244)	(410)	(496)
Interest	(132)	(244)	(364)	(419)	(397)
Gain (loss) on sales of real estate	2,435	(11)	4,335	—	—
Income from discontinued operations	2,576	80	4,650	172	57
Minority interests in discontinued operations	(471)	(15)	(923)	(34)	(11)
Income from discontinued operations, net of minority interests	$2,105	$65	$3,727	$138	$46

Gain on sales of real estate, net, per statement of operations	$110	$21	$59	$168	$19
Add income taxes and minority interest	25	6	46	42	5
Gain (loss) on sales of real estate from discontinued operations	2,435	(11)	4,335	—	—
Combined gain on sales of real estate	2,570	16	4,440	210	24
Merchant sales and real estate services	(111)	(2)	(80)	(186)	—
Gain on sales of depreciated real estate properties	$2,459	$14	$4,360	$24	$24

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2006	2005
	March 31	December 31	September 30	June 30	March 31
Common Equity - End of Quarter
Common Shares	40,244	39,927	39,558	37,191	37,043
Common Units	8,480	8,523	8,765	8,675	8,544
Total	48,724	48,450	48,323	45,866	45,587
End of Quarter Common Share Price	$45.74	$35.54	$34.95	$29.45	$26.48
Market Value of Common Shares/Units	$2,228,636	$1,721,913	$1,688,889	$1,350,754	$1,207,144

Common Shares Trading Volume
Average Daily Volume (Shares)	189	172	164	145	129
Average Daily Volume (Dollars in thousands)	$7,838.86	$6,026.90	$5,391.59	$4,031.40	$3,437.50
As a Percentage of Weighted Average Common Shares	0.5%	0.4%	0.4%	0.4%	0.4%

Common Share Price Range
Quarterly High	$46.12	$37.15	$35.68	$29.78	$29.30
Quarterly Low	$34.91	$32.50	$29.27	$25.39	$25.14
Quarterly Average	$41.41	$35.13	$32.98	$27.71	$26.55

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Total Nonconvertible Preferred Equity	6,775	6,775	6,775	6,775	6,775
Total Convertible Preferred Equity	352	352	352	352	352
Total Preferred Equity	7,127	7,127	7,127	7,127	7,127
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$178,175	$178,175	$178,175	$178,175	$178,175

Weighted Average Shares:
Common Shares Outstanding	39,668	39,297	36,913	36,692	36,555
Restricted shares	184	224	—	—	—
Dilutive options	1,658	1,678	1,667	1,528	1,537
Common Units	8,520	8,688	8,758	8,676	8,544
Denominator for funds from operations per share - diluted	50,030	49,887	47,338	46,896	46,636

Capitalization
Recorded Book Value of Preferred Shares	$178,175	$178,175	$178,175	$178,175	$178,175
Market Value of Common Shares/Units	2,228,636	1,721,913	1,688,889	1,350,754	1,207,144
Total Equity Market Capitalization	$2,406,811	$1,900,088	$1,867,064	$1,528,929	$1,385,319

Total Debt	$1,360,638	$1,348,351	$1,124,299	$1,177,779	$1,091,688

Total Market Capitalization	$3,767,449	$3,248,439	$2,991,363	$2,706,708	$2,477,007

Debt to Total Market Capitalization	36.1%	41.5%	37.6%	43.5%	44.1%
Debt to Total Assets	63.5%	63.3%	59.1%	62.3%	60.7%
Debt to Undepreciated Book Value of Real Estate Assets	62.7%	62.6%	58.3%	61.3%	59.5%

Quarterly Debt Analysis

(Dollars in thousands)

	2006	2005
	March 31		December 31		September 30		June 30		March 31
Debt Outstanding
Mortgage Loans	$997,410		$1,005,113		$787,684		$769,408		$773,315
Construction Loans	84,228		70,238		97,615		72,371		48,773
Unsecured Revolving Credit Facility	279,000		273,000		239,000		336,000		269,600
	$1,360,638		$1,348,351		$1,124,299		$1,177,779		$1,091,688

Average Outstanding Balance
Mortgage Loans	$998,726		$862,700		$777,209		$829,493		$778,021
Construction Loans	76,799		96,793		83,608		58,167		41,451
Unsecured Revolving Credit Facility	284,171		239,537		352,022		271,201		226,307
	$1,359,696		$1,199,030		$1,212,839		$1,158,861		$1,045,779

Interest Rate Structure
Fixed	$914,610		$922,313		$710,484		$724,369		$728,232
Variable	396,028		426,038		340,415		380,010		363,456
Variable Subject to Interest Rate Protection (1) (2)	50,000		—		73,400		73,400		—
	$1,360,638		$1,348,351		$1,124,299		$1,177,779		$1,091,688

% of Fixed Rate Loans (3)	70.89%		68.40%		69.72%		67.74%		66.71%
% of Variable Rate Loans (2)	29.11%		31.60%		30.28%		32.26%		33.29%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Contract Interest Rates
Mortgage & Construction Loans	6.24%		6.26%		6.23%		6.17%		6.25%
Unsecured Revolving Credit Facility	5.85%		5.09%		4.83%		4.51%		4.06%
Total Weighted Average	6.13%		5.90%		5.76%		5.74%		5.75%

Coverage Ratios (excluding capitalized interest) – All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	2.83	x	3.05	x	3.06	x	3.10	x	3.12	x
Interest Coverage - EBITDA	2.78	x	2.82	x	3.17	x	2.91	x	2.95	x
Debt Service Coverage - Combined NOI	1.98	x	2.45	x	2.43	x	2.44	x	2.01	x
Debt Service Coverage - EBITDA	1.95	x	2.26	x	2.52	x	2.29	x	1.90	x
Fixed Charge Coverage - Combined NOI	2.33	x	2.45	x	2.42	x	2.43	x	2.43	x
Fixed Charge Coverage - EBITDA	2.29	x	2.26	x	2.51	x	2.28	x	2.29	x

(1)     On April 7, 2005, we entered into a $73.4 million notional amount forward swap at a fixed rate of 5.0244% which commenced in July 2005.  We terminated this forward swap in October 2005 and paid $603,000.

(2)     On March 28, 2006, we entered into a $50.0 million notional amount swap at a fixed one-month LIBOR rate of 5.036%, which commenced March 28, 2006 and expires March 30, 2009.

(3)     Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2006	2005
	March 31	December 31	September 30	June 30	March 31
OPERATING RATIOS – All computations include the effect of discontinued operations
Net Income as a % of Combined Real Estate Revenues (Net Income / Combined Real Estate Revenues)	13.77%	15.34%	16.63%	14.94%	14.91%

Combined NOI as a % of Combined Real Estate Revenues (Combined NOI / Combined Real Estate Revenues)	69.43%	70.03%	69.64%	70.66%	68.80%

EBITDA as a % of Combined Real Estate Revenues (EBITDA / Combined Real Estate Revenues)	68.31%	64.73%	72.12%	66.29%	64.93%

G&A as a % of Net Income (G&A / Net Income)	39.88%	36.70%	31.33%	34.71%	36.24%

G&A as a % of Combined Real Estate Revenues (G&A / Combined Real Estate Revenues)	5.49%	5.63%	5.21%	5.19%	5.40%

G&A as a % of EBITDA (G&A / EBITDA)	8.04%	8.70%	7.23%	7.82%	8.32%

Recurring Capital Expenditures	$2,808	$5,226	$4,945	$3,293	$4,734
Recurring Capital Expenditures per average square foot of wholly owned properties	$0.21	$0.41	$0.41	$0.27	$0.40
Recurring Capital Expenditures as a % of NOI (Combined NOI)	5.60%	11.13%	11.15%	7.63%	11.35%

Quarterly Dividend Analysis

	2006		2005
	March 31		December 31		September 30		June 30		March 31
Common Share Dividends
Dividends per share/unit	$0.280		$0.280		$0.280		$0.255		$0.255
Increase over prior quarter	0.0%		0.0%		9.8%		0.0%		0.0%

Common Dividend Payout Ratios
Payout - Earnings	179.2%		167.0%		158.1%		171.6%		173.4%

Payout - FFO - Diluted	56.0%		57.0%		60.6%		53.1%		54.5%

Payout - AFFO - Diluted	72.3%		85.3%		84.4%		68.2%		78.1%

Dividend Coverage - FFO - Diluted	1.79	x	1.76	x	1.65	x	1.88	x	1.84	x

Dividend Coverage - AFFO - Diluted	1.38	x	1.17	x	1.18	x	1.47	x	1.28	x

Common Dividend Yields
Dividend Yield	2.45%		3.15%		3.20%		3.46%		3.85%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Unit Distributions Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063		$0.64063		$0.64063		$0.64063		$0.64063
Preferred Share Dividend Yield	10.250%		10.250%		10.250%		10.250%		10.250%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719		$0.61719		$0.61719		$0.61719		$0.61719
Preferred Share Dividend Yield	9.875%		9.875%		9.875%		9.875%		9.875%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Investor Composition and Analyst Coverage

(as of March 31, 2006)

			As if Converted		Fully Diluted
	Common	Common	Preferred		Ownership
SHAREHOLDER CLASSIFICATION	Shares	Units	Shares / Units	Total	% of Total

Insiders	1,053,136	7,428,513	—	8,481,649	17.35%
Institutional Ownership	36,569,609	—	—	36,569,609	74.79%
Other / Retail	2,620,984	1,051,350	176,000	3,848,334	7.87%
	40,243,729	8,479,863	176,000	48,899,592	100.00%

	March 31,	December 31,	September 30,	June 30,	March 31,
RESEARCH COVERAGE	2006	2005	2005	2005	2005

A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Harris Nesbitt Corp.	x	x	x	n/a	n/a
Legg Mason Wood Walker, Inc.	n/a	n/a	x	x	x
Maxcor Financial Group, Inc.	n/a	n/a	n/a	x	x
KeyBanc Capital Markets	n/a	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wachovia Securities	x	x	x	x	x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of December 31, 2005 per Vickers Stock Research Corporation.

Debt Maturity Schedule - March 31, 2006

(Dollars in thousands)

		Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2006		$11,062	$59,975	$1,873	$46,333	$—	$119,243
2007		13,490	65,698	5,789	73,301	—	158,278
2008		11,601	142,903	2,156	44,437	279,000	480,097
2009		8,046	52,228	2,218	—	—	62,492
2010	(3)	7,432	52,177	360	13,821	—	73,790
2011		5,536	102,265	333	—	—	108,134
2012		3,943	36,123	357	—	—	40,423
2013		1,316	96,376	385	—	—	98,077
2014	(4)	143	—	322	4,262	—	4,727
2015		153	103,000	329	—	—	103,482
2016		165	108,543	356	—	—	109,064
2017		177	—	385	—	—	562
2018		—	193	417	—	—	610
2019		—	—	412	—	—	412
		$63,064	$819,481	$15,692	$182,154	$279,000	$1,359,391

		Net premium / (discount) to adjust to fair value of debt					1,247
		Debt per the Balance Sheet					$1,360,638

Notes:

(1)     Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)     We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2008.

(3)     We assumed that our $9.8 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(4)     We assumed that our $4.9 million recourse loan that matures in March 2034 may be prepaid in the three month period ending March 2014, without penalty.  The above table includes the $4.3 million amount due on maturity in 2014.

Property Summary by Region - March 31, 2006

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,498
	302 Sentinel Drive (302 NBP)	BWI Airport	NBP		M		157,146
	306 Sentinel Drive (306 NBP)	BWI Airport	NBP		M		157,146
3	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
4	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	320 Sentinel Drive (320 NBP)	BWI Airport	NBP		M		125,760
	322 Sentinel Drive (322 NBP)	BWI Airport	NBP		M		125,568
5	318 Sentinel Drive (318 NBP)	BWI Airport	NBP	2005	M	125,681
6	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
7	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
8	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
9	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
10	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
11	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
12	133 National Business Parkway	BWI Airport	NBP	1997	M	88,741
13	135 National Business Parkway	BWI Airport	NBP	1998	M	87,655
14	141 National Business Parkway	BWI Airport	NBP	1990	M	87,404
15	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
16	114 National Business Parkway	BWI Airport	NBP	2002	M	9,908
						1,851,060	565,620

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	101,710
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,776
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,455
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
	940 Elkridge Landing Road	BWI Airport	APS		M		55,063
						1,630,146	55,063

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,972
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,642	—

51	Subtotal (continued on next page)					3,966,848	620,683

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2006 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

51	Subtotal (continued from prior page)					3,966,848	620,683

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		125,000
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,760
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,909
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
6	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005	M	65,700	20,332
7	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
8	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,859
9	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
10	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
11	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
12	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,005
13	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
14	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,840
15	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	45,951
16	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
17	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
18	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
19	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
20	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,440
21	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
22	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
23	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
24	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
						1,467,029	145,332

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	7175 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1996	S	26,500
5	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	18,592
6	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						297,024	—

83	Total Baltimore/Washington Corridor					6,035,901	766,015

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
3	110 Thomas Johnson Drive	Frederick		1987/1999	M	117,803
4	15 West Gude Drive	Rockville		1986	M	113,114
5	45 West Gude Drive	Rockville		1987	M	108,588
	Total Suburban Maryland					704,489	—

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958
	Total Greater Philadelphia					960,349	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2006 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	61,059
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,231
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						262,980	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park		M	7,171	53,829
						68,327	53,829

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	S	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

18	Total St. Mary’s & King George Counties					771,852	53,829

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
	15010 Conference Center Drive	Dulles South	Westfields		M		234,072
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,115
5	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
6	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
7	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
8	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,229,407	234,072

1	13200 Woodland Park Road	Herndon	Woodland	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	112,597
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,325	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,106	—

13	Total Northern Virginia					2,242,503	234,072

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2006 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	171,200
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						343,585	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						101,263	—

8	Total Northern/Central New Jersey					538,045	—

	San Antonio, Texas

2	8611 Military Drive	San Antonio		1982 / 1985	M	468,994
	Total San Antonio, Texas					468,994	—

	Colorado Springs

1	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	102,717
	Patriot Park View	Colorado Springs East	Patriot Park		M		50,000
2	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,190
						135,907	50,000

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
						67,500	—

1	9950 Federal Drive	Colorado Springs East	InterQuest Office	2001	M	66,222
2	9960 Federal Drive	Colorado Springs East	InterQuest Office	2001	S	46,948
	9965 Federal Drive	Colorado Springs East	InterQuest Office	1983	M		60,000
						113,170	60,000

5	Total Colorado Springs					316,577	110,000

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2006 (continued)

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Baltimore

1	1615 and 1629 Thames Street	Baltimore City		1989	M	104,203
						104,203	—

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	211,931
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	128,658
3	230 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1981	M	107,348
4	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
5	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,634
6	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	55,249
7	11101 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1976	S	24,232
						704,692	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	176,689
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,175
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,328
						421,192	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,063
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,906
5	7253 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	38,930
6	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	29,457
7	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,701
8	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
9	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,144
10	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	10,945
11	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	9,018
12	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
13	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,820
14	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,453
						402,174	—

25	Total Suburban Baltimore					1,632,261	—

163	TOTAL PORTFOLIO					13,670,971	1,163,916

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2006

Joint Venture Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

	Northern/Central New Jersey

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
	Total Northern/Central New Jersey					157,394	—

17	Total Unconsolidated Joint Venture Properties					829,153	—

	Consolidated Joint Venture Properties

	Suburban Maryland

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866
	Total Suburban Maryland					55,866	—

	Baltimore/Washington Corridor

	1362 Mellon Road (Lot 6B)	BWI Airport	Baltimore Commons	2006	M		44,134
	7468 Candlewood Road	BWI Airport	Baltimore Commons	1979/1982	S		471,587
	Total Baltimore/Washington Corridor					—	515,721

	Northern Virginia

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982	M	78,171	61,706
	Total Northern Virginia					78,171	61,706

2	Total Consolidated Joint Venture Properties					134,037	577,427

19	TOTAL PORTFOLIO					963,190	577,427

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Properties

	Baltimore /		Northern /					St. Mary’s &
	Washington	Northern	Central	Greater	Greater	Suburban	Suburban	King George	Colorado	San	Total
	Corridor	Virginia	New Jersey	Philadelphia	Harrisburg	Maryland	Baltimore	Counties	Springs	Antonio	Portfolio

March 31, 2006

Number of Buildings	83	13	8	4	—	5	25	18	5	2	163
Rentable Square Feet	6,035,901	2,242,503	538,045	960,349	—	704,489	1,632,261	771,852	316,577	468,994	13,670,971
Occupied %	95.15%	92.87%	95.75%	100.00%	—	80.01%	86.51%	96.80%	83.12%	100.00%	93.31%
Leased %	95.69%	94.14%	95.98%	100.00%	—	89.03%	87.61%	97.53%	83.12%	100.00%	94.40%

December 31, 2005

Number of Buildings	82	13	9	4	—	7	25	18	5	2	165
Rentable Square Feet	5,873,489	2,242,999	595,325	960,349	—	846,272	1,632,261	771,852	316,577	468,994	13,708,118
Occupied %	96.21%	96.36%	96.40%	100.00%	—	79.83%	84.74%	95.41%	85.81%	100.00%	93.97%
Leased %	96.35%	98.49%	96.40%	100.00%	—	85.67%	89.04%	97.53%	85.81%	100.00%	95.37%

September 30, 2005

Number of Buildings	80	13	9	4	—	6	4	17	3	n/a	136
Rentable Square Feet	5,672,582	2,243,561	593,671	960,349	—	728,469	525,395	764,959	203,407	n/a	11,692,393
Occupied %	95.82%	94.90%	96.88%	100.00%	—	80.24%	86.90%	95.17%	95.46%	0.00%	94.62%
Leased %	96.70%	97.57%	96.88%	100.00%	—	80.24%	92.05%	95.33%	95.46%	0.00%	95.80%

June 30, 2005

Number of Buildings	73	13	13	4	16	7	4	17	n/a	n/a	147
Rentable Square Feet	5,354,519	2,244,018	904,250	960,349	671,759	784,335	525,406	764,959	n/a	n/a	12,209,595
Occupied %	95.81%	94.64%	77.44%	100.00%	84.93%	76.01%	98.04%	97.86%	0.00%	0.00%	92.92%
Leased %											93.75%

March 31, 2005

Number of Buildings	73	13	13	4	16	5	4	17	n/a	n/a	145
Rentable Square Feet	5,348,868	2,244,018	904,250	960,349	671,759	562,576	525,406	764,711	n/a	n/a	11,981,937
Occupied %	94.44%	93.37%	74.41%	100.00%	86.75%	81.52%	97.62%	97.06%	0.00%	0.00%	92.44%
Leased %											93.19%

Note: We now report our occupancy and leased activity for joint venture properties separately, effective in the third quarter 2005. Prior quarters have not been restated. The Other region has been renamed the Suburban Baltimore region.

Property Occupancy Rates by Region by Quarter

Joint Venture Properties

	Unconsolidated		Consolidated
	Northern /
	Central	Greater	Suburban	Northern	Total
	New Jersey	Harrisburg	Maryland	Virginia	Portfolio

March 31, 2006

Number of Buildings	1	16	1	1	19
Rentable Square Feet	157,394	671,759	55,866	78,171	963,190
Occupied %	81.57%	89.35%	47.95%	100.00%	86.54%
Leased %	88.91%	89.35%	47.95%	100.00%	87.74%

December 31, 2005

Number of Buildings	1	16	1	—	18
Rentable Square Feet	157,394	671,759	55,866	—	885,019
Occupied %	80.89%	89.35%	47.95%	0.00%	85.23%
Leased %	86.85%	89.35%	47.95%	0.00%	86.29%

September 30, 2005

Number of Buildings	1	16	1	—	18
Rentable Square Feet	157,394	671,759	55,866	—	885,019
Occupied %	78.49%	87.54%	47.95%	0.00%	83.43%
Leased %	80.72%	87.79%	47.95%	0.00%	84.01%

Note:  We previously reported our occupancy and leased percentages for joint venture properties as part of our entire portfolio.  We now report these percentages for joint venture properties separately, effective in the third quarter 2005.  Prior quarters have not been restated.

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of March 31, 2006

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	163	13,670,971	93.31%	94.40%
Add: Consolidated Joint Venture Properties	2	134,037	78.30%	78.30%
Subtotal	165	13,805,008	93.16%	94.25%
Add: Unconsolidated Joint Venture Properties	17	829,153	87.87%	89.27%
Entire Portfolio	182	14,634,161	92.86%	93.96%

Top Twenty Office Tenants of Wholly Owned Properties as of March 31, 2006

(Dollars and square feet in thousands)

				Percentage of	Total	Percentage	Weighted
			Total	Total	Annualized	of Total	Average
		Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant		Leases	Square Feet	Square Feet	Revenue (1) (6)	Revenue	Lease Term (2)

United States of America	(3)	43	2,037,616	16.0%	$39,964	15.1%	6.1
Booz Allen Hamilton, Inc.		11	680,815	5.3%	17,247	6.5%	7.6
Northrop Grumman Corporation		14	536,167	4.2%	11,994	4.5%	3.0
Computer Sciences Corporation	(4)	4	454,645	3.6%	10,981	4.2%	5.2
L-3 Communications Holdings, Inc.	(4)	5	239,153	1.9%	8,906	3.4%	7.4
Unisys	(5)	3	741,284	5.8%	8,060	3.0%	3.3
General Dynamics Corporation		9	278,239	2.2%	7,003	2.6%	3.7
The Aerospace Corporation		2	221,785	1.7%	6,139	2.3%	8.7
Wachovia Bank		4	183,641	1.4%	5,697	2.2%	12.4
AT&T Corporation	(4)	6	243,335	1.9%	5,331	2.0%	2.2
The Boeing Company	(4)	5	162,279	1.3%	4,340	1.6%	3.0
Ciena Corporation		3	221,609	1.7%	3,541	1.3%	4.5
VeriSign, Inc.		1	99,121	0.8%	3,064	1.2%	8.3
Magellan Health Services, Inc.		2	142,199	1.1%	2,867	1.1%	5.3
Lockheed Martin Corporation		6	159,677	1.3%	2,777	1.1%	3.2
Johns Hopkins University	(4)	7	106,473	0.8%	2,565	1.0%	1.5
Merck & Co., Inc. (Unisys)	(5)	1	219,065	1.7%	2,419	0.9%	3.3
Wyle Laboratories, Inc.		4	174,792	1.4%	2,398	0.9%	6.3
BAE Systems PLC	(4)	7	199,212	1.6%	2,340	0.9%	0.9
Comcast Corporation		3	107,437	0.8%	2,236	0.8%	3.5

Subtotal Top 20 Office Tenants		140	7,208,544	56.5%	149,866	56.7%	5.6
All remaining tenants		478	5,547,792	43.5%	114,437	43.3%	4.3
Total/Weighted Average		618	12,756,336	100.0%	$264,302	100.0%	5.0

(1)	Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2006 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.
(2)	The weighting of the lease term was computed using Total Rental Revenue.
(3)

Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)	Includes affiliated organizations or agencies.
(5)	Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.
(6)	Order of tenants is based on Annualized Rent.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$34,393	$34,282	$30,771	$29,088	$29,679
Northern Virginia	15,573	15,979	15,473	14,385	14,419
Northern/Central New Jersey	2,893	2,868	3,862	3,179	3,871
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	(6)	—	2,197	2,166	2,244
St. Mary’s and King George Counties	2,988	3,141	2,900	3,933	2,878
Suburban Maryland	3,553	3,614	3,354	3,133	2,454
Suburban Baltimore	7,357	3,025	2,720	2,692	2,662
San Antonio	1,810	1,814	—	—	—
Colorado Springs	1,289	983	23	—	—
Subtotal	72,356	68,212	63,806	61,082	60,713
Eliminations / other	(177)	(1,188)	(138)	(40)	(87)

Combined Real Estate Revenues	$72,179	$67,024	$63,668	$61,042	$60,626

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$24,024	$24,108	$21,524	$20,548	$20,266
Northern Virginia	10,083	10,634	10,266	9,603	9,404
Northern/Central New Jersey	1,908	1,780	2,244	1,656	2,361
Greater Philadelphia	2,466	2,466	2,464	2,469	2,471
Greater Harrisburg	44	(32)	1,425	1,504	1,500
St. Mary’s and King George Counties	2,297	2,422	2,186	3,288	2,172
Suburban Maryland	2,236	2,220	2,120	2,054	1,368
Suburban Baltimore	4,517	1,878	1,641	1,724	1,490
San Antonio	1,477	1,479	—	—	—
Colorado Springs	798	613	(14)	—	—
Subtotal	49,850	47,568	43,856	42,846	41,032
Eliminations / other	263	(630)	482	287	677

Combined NOI	$50,113	$46,938	$44,338	$43,133	$41,709

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31

Office Properties: (1)

Baltimore/Washington Corridor	$20,334	$21,263	$19,981	$19,728	$19,327
Northern Virginia	9,079	9,635	9,710	9,032	8,849
Northern/Central New Jersey	1,608	1,400	1,714	946	1,626
Greater Philadelphia	2,581	2,580	2,578	2,533	2,534
Suburban Maryland	1,593	1,376	1,416	1,362	1,222
St. Mary’s and King George Counties	2,298	2,389	2,148	3,248	2,127
Suburban Baltimore	1,468	1,415	1,590	1,611	1,250

Total Office Properties	$38,961	$40,058	$39,137	$38,460	$36,935

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31

Office Properties: (1)

Baltimore/Washington Corridor	$20,613	$21,851	$20,807	$20,417	$20,087
Northern Virginia	9,837	10,552	9,895	9,614	9,406
Northern/Central New Jersey	1,727	1,534	1,681	960	1,617
Greater Philadelphia	2,468	2,467	2,465	2,471	2,472
Suburban Maryland	1,600	1,410	1,466	1,416	1,290
St. Mary’s and King George Counties	2,288	2,411	2,186	3,290	2,173
Suburban Baltimore	1,520	1,457	1,641	1,724	1,490

Total Office Properties	$40,053	$41,682	$40,141	$39,892	$38,535

(1)	Same office properties include buildings owned for a minimum of five reporting quarters. Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties (1)

	Baltimore /		Northern /				St.Mary’s and
	Washington	Northern	Central	Greater	Suburban	Suburban	King George	Total
	Corridor	Virginia	New Jersey	Philadelphia	Maryland	Baltimore	Counties	Office

1st Quarter 2006 Average

Number of Buildings	72	13	8	4	3	4	16	120
Rentable Square Feet	5,301,817	2,242,668	538,045	960,349	420,850	525,395	764,681	10,753,805
Percent Occupied	95.02%	95.55%	95.71%	100.00%	87.14%	90.52%	97.01%	95.22%

4th Quarter 2005 Average

Number of Buildings	72	13	8	4	3	4	16	120
Rentable Square Feet	5,301,951	2,242,999	538,045	960,349	420,850	525,395	764,681	10,754,270
Percent Occupied	96.19%	95.86%	96.09%	100.00%	88.22%	86.96%	95.37%	95.63%

3rd Quarter 2005 Average

Number of Buildings	72	13	8	4	3	4	16	120
Rentable Square Feet	5,302,490	2,243,713	536,694	960,349	420,850	525,402	764,959	10,754,457
Percent Occupied	95.84%	94.74%	73.93%	100.00%	88.22%	89.28%	95.17%	94.22%

2nd Quarter 2005 Average

Number of Buildings	72	13	8	4	3	4	16	120
Rentable Square Feet	5,301,001	2,244,018	536,845	960,349	420,850	525,406	764,876	10,753,345
Percent Occupied	95.38%	93.74%	66.68%	100.00%	87.98%	97.58%	97.50%	93.98%

1st Quarter 2005 Average

Number of Buildings	72	13	8	4	3	4	16	120
Rentable Square Feet	5,296,968	2,244,018	536,845	960,349	420,850	525,380	764,711	10,749,121
Percent Occupied	94.39%	93.30%	72.64%	100.00%	86.51%	96.15%	96.99%	93.54%

(1)  Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year for Wholly Owned Properties

						Total
				Total Annualized	Percentage	Annual. Rental
		Square		Rental	of Total	Revenue of
Year of	Number	Footage	Percentage of	Revenue of	Annualized Rental	Expiring Leases
Lease	of Leases	of Leases	Total Occupied	Expiring	Revenue	per Occupied
Expiration (1)	Expiring	Expiring	Square Feet	Leases (2)	Expiring	Square Foot
				(000’s)

April - June	22	260,420	2.0%	$5,339	2.0%	$20.50
July - September	14	239,063	1.9%	3,904	1.5%	16.33
October - December	24	253,559	2.0%	5,839	2.2%	23.03
Total 2006	60	753,042	5.9%	15,082	5.7%	20.03

2007	102	1,518,180	11.9%	32,662	12.4%	21.51
2008	112	1,436,714	11.3%	30,653	11.6%	21.34
2009	118	2,628,542	20.6%	45,378	17.2%	17.26
2010	91	1,588,728	12.5%	35,687	13.5%	22.46
2011	47	853,832	6.7%	16,497	6.2%	19.32
2012	20	827,914	6.5%	17,803	6.7%	21.50
2013	12	519,740	4.1%	13,622	5.2%	26.21
2014	11	596,809	4.7%	18,532	7.0%	31.05
2015	26	1,043,732	8.2%	23,158	8.8%	22.19
2016	3	66,974	0.5%	1,612	0.6%	24.07
2017	1	65,700	0.5%	1,171	0.4%	17.83
2018	3	328,944	2.6%	7,378	2.8%	22.43
2019	—	—	0.0%	—	0.0%	—
2020	—	—	0.0%	—	0.0%	—
2021	1	46,748	0.4%	987	0.4%	21.10
2022	—	—	0.0%	—	0.0%	—
2023	—	—	0.0%	—	0.0%	—
2024	—	—	0.0%	—	0.0%	—
2025	2	468,994	3.7%	3,991	1.5%	8.51

Other (3)	9	11,743	0.1%	88	0.0%	7.48

Total / Average	618	12,756,336	100.0%	$264,302	100.0%	$20.72

NOTE:  As of March 31, 2006, the weighted average lease term for the wholly owned properties is 5.0 years.

(1)

Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)	Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2006 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)

Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Quarterly Office Renewal Analysis for Wholly Owned Properties as of March 31, 2006

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Suburban Maryland	Suburban Baltimore	St. Mary’s and King George Counties	Colorado Springs	Total Office

Quarter Ended March 31, 2006:

Expiring Square Feet	310,571	196,139	2,726	26,320	69,431	34,390	8,514	648,091
Vacated Square Feet	48,125	97,895	—	4,570	58,971	9,190	8,514	227,265
Renewed Square Feet	262,446	98,244	2,726	21,750	10,460	25,200	—	420,826
Retention Rate (% based upon square feet)	84.50%	50.09%	100.00%	82.64%	15.07%	73.28%	0.00%	64.93%

Renewed Space Only:
Average Committed Cost per Square Foot	$2.39	$4.59	$1.13	$3.22	$1.65	$0.33	$—	$2.80
Weighted Average Lease Term in years	5.2	3.1	1.6	2.5	2.2	2.3	—	4.3

Change in Total Rent - GAAP	24.01%	5.61%	1.43%	-3.13%	1.95%	19.15%	0.00%	15.56%
Change in Total Rent - Cash	12.43%	-0.52%	0.89%	-10.86%	-2.61%	17.57%	0.00%	6.35%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$3.72	$4.59	$7.76	$7.65	$4.98	$2.83	$—	$4.11
Weighted Average Lease Term in years	5.1	1.0	2.1	2.9	2.8	3.8	—	4.3

Change in Total Rent - GAAP	21.01%	5.61%	4.36%	-5.61%	1.14%	14.93%	0.00%	14.11%
Change in Total Rent - Cash	9.53%	-0.52%	3.27%	-12.08%	-4.69%	10.42%	0.00%	4.84%

Notes:	No renewal or retenanting activity transpired in our Greater Philadelphia or San Antonio, Texas regions.
We ceased reporting renewal and retenanting activity for our unconsolidated joint venture properties effective fourth quarter of 2005.
Activity is exclusive of owner occupied space and leases with less than a one year term.
Expiring square feet includes early renewals and excludes early terminations.

Year to Date Wholly Owned Acquisition Summary as of March 31, 2006 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)

Individual Property:

9965 Federal Drive (3)	Colorado Springs East	1/19/2006	60,000	0.0%	$2,134	$2,136

Total			60,000		$2,134	$2,136

(1)  Excludes land only acquisitions.

(2)  Initial accounting investment recorded by property.

(3)  Contractual Purchase Price and Investment balances are net of land parcel that will be separately developed.

Year to Date Wholly Owned Disposition Summary as of March 31, 2006 (1)

(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Contractual Sales Price

14502 Greenview Drive	Laurel	2/6/2006	72,449	$8,687

14504 Greenview Drive	Laurel	2/6/2006	69,334	8,313

68 Culver Road	Exit 8A - Cranbury	3/8/2006	57,280	9,700

Total			199,063	$26,700

(1)  Includes operational buildings only.

Development Summary as of March 31, 2006

(Dollars in thousands)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased	Anticipated Total Cost	Cost to date	Outstanding Loan as of 3/31/2006	Anticipated Date of Operations

Under Construction

46591 Expedition Drive (Expedition 6) Lexington Park, Maryland	(1)	St. Mary’s County	Owned	61,000	23.57%	$8,395	$6,423	$—	Construction 3Q 06

15010 Conference Center Drive (WTP II) Chantilly, Virginia	(2)	Dulles South	Owned	234,072	33.17%	41,619	27,894	10,829	Construction 4Q 06

322 Sentinel Drive (322 NBP) Annapolis Junction, Maryland	(3)	BWI Airport	Owned	125,568	100.00%	21,526	17,854	14,773	Construction 4Q 06

Patriot Park View Colorado Springs, Colorado		Colorado Springs East	Owned	50,000	100.00%	11,293	6,592	—	Construction 4Q 06

6711 Columbia Gateway Drive Columbia, Maryland	(4)	Howard Co. Perimeter	Owned	125,000	42.45%	25,151	19,968	13,614	Construction 1Q 07

306 Sentinel Drive (306 NBP) Annapolis Junction, Maryland	(5)	BWI Airport	Owned	157,146	59.39%	26,991	22,963	18,835	Construction 1Q 07

1362 Mellon Road (Lot 6B) Hanover, Maryland	(6)	BWI Airport	JV	44,134	0.00%	8,590	5,569	—	Construction 2Q 07

320 Sentinel Drive (320 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	125,760	0.00%	23,931	8,777	—	Construction 1Q 08

302 Sentinel Drive (302 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	157,146	20.55%	31,699	8,719	—	Construction 2Q 08

Total Under Construction				1,079,826	41.33%	$199,195	$124,759	$58,051

(1) Although classified as “Under Construction”, 7,171 square feet is operational.

(2) Total loan commitment is $32.0 million.

(3) Total loan commitment is $19.0 million.

(4) Total loan commitment is $19.5 million.

(5) Total loan commitment is $25.0 million.

(6) Total loan commitment is $6.2 million.

Development Summary as of March 31, 2006 (continued)

(Dollars in thousands)

Property and Location		Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased	Anticipated Total Cost	Cost to date	Outstanding Loan as of 3/31/2006	Anticipated Date of Operations

Redevelopment

940 Elkridge Landing Road (AS 7) Linthicum, Maryland	(1)	BWI Airport	Owned	55,063	0.00%	$6,455	$510	$—	Redevelopment 4Q 06

9965 Federal Drive Colorado Springs, Colorado		Colorado Springs East	Owned	60,000	0.00%	3,716	217	—	Redevelopment 4Q 06

2900 Towerview Road Herndon, Virginia	(2)	Route 28 South	JV	139,877	55.89%	21,994	14,148	—	Redevelopment 1Q 07

7468 Candlewood Road Hanover, Maryland		BWI Airport	JV	471,587	100.00%	52,376	19,670	—	Redevelopment 2Q 07

Total Redevelopment				726,527	75.67%	$84,541	$34,545	$—

Under Development

5522 Research Park Drive (UMBC) Baltimore, Maryland		Baltimore	Land Lease	23,500	100.00%	$4,291	$123	$—	Development 2007

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	202,400	0.00%	36,198	—	—	Development 2008

316 Sentinel Drive (316 NBP) Annapolis Junction, Maryland		BWI Airport	Owned	125,000	0.00%	24,941	—	—	Development 2008

7740 Milestone Parkway Hanover, Maryland		BWI Airport	Under Contract/ JV	151,800	0.00%	32,347	1,896	—	Development 2008

Patriot Park View II Colorado Springs, Colorado		Colorado Springs East	Owned	90,000	0.00%	17,100	—	—	Development 2008

6721 Columbia Gateway Drive Columbia, Maryland		Howard Co. Perimeter	Owned	131,550	0.00%	30,820	2,453	—	Development 2008

16444 Commerce Drive Dahlgren, Virginia		King George County	Owned	56,000	0.00%	9,645	345	—	Development 2008

Total Under Development				780,250	3.01%	$155,342	$4,817	$—

(1)	940 Elkridge Landing Road’s anticipated total cost excludes $4.8 million of incurred costs for land and building as this property was previously operational.
(2)	Although classified as “Redevelopment,” 78,171 square feet is operational.

Year to Date Development Placed into Service as of March 31, 2006

(Dollars in thousands)

				Development	Percentage
		Wholly Owned		Square Feet	Leased
		or Joint Venture	Total Rentable	Placed into	or
Property and Location	Submarket	(JV)	Square Feet	Service	Committed

304 Sentinel Drive (304 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	162,498	162,498	100.00%

Total			162,498	162,498	100.00%

Land Inventory as of March 31, 2006

			Non-Wholly Owned			Wholly Owned
Location	Submarket	Status	Acres		Developable Square Feet	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	—		—	19	246,800
Westfields Corporate Center	Dulles South	owned	—		—	17	377,300
Westfields Corporate Center	Dulles South	owned	—		—	32	674,200
2900 Towerview Road	Route 28 South	JV	4		55,000	—	—
Woodland Park	Herndon	owned	—		—	5	225,000
Total Northern Virginia			4		55,000	73	1,523,300

National Business Park	BWI Airport	owned	—		—	19	627,500
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	—		—	14	220,000
1243 Winterson Road (AS 22)	BWI Airport	owned	—		—	2	30,000
ArundelPreserve	BWI Airport	under contract/ JV	56	up to	1,648,000	—	—
Lot 8F	BWI Airport	owned	—		—	2	—
7175 Riverwood	Howard Co. Perimeter	owned	—		—	4	60,000
1460 Dorsey Road	BWI Airport	owned	—		—	6	60,000
Total Baltimore / Washington Corridor			56		1,648,000	47	997,500

110 Thomas Johnson Drive	Frederick	owned	—		—	6	80,000
Rockville Corporate Center	Rockville	owned	—		—	10	215,000
UMBC Research Park	Baltimore	leased	5		23,500	—	—
Total Suburban Maryland			5		23,500	16	295,000

Unisys Campus	Blue Bell	owned	—		—	45	600,000
Unisys Campus	Blue Bell	option	27		354,000	—	—
Total Greater Philadelphia			27		354,000	45	600,000

Princeton Technology Center	Exit 8A - Cranbury	owned	—		—	19	250,000
Total Northern / Central New Jersey			—		—	19	250,000

Dahlgren Technology Center	King George County	owned	—		—	32	65,000
Expedition Park	St. Mary’s County	owned	—		—	6	60,000
Total St. Mary’s & King George Counties			—		—	38	125,000

Patriot Park	Colorado Springs East	owned	—		—	52	560,000
Interquest	North I-25 Corridor	50% interest	132		935,000	—	—
9965 Federal Drive	Colorado Springs East	owned	—		—	4	30,000
Total Colorado Springs			132		935,000	56	590,000

San Antonio	San Antonio	owned	—		—	27	350,000
San Antonio	San Antonio	owned	—		—	31	375,000
Total San Antonio			—		—	58	725,000

TOTAL			224		3,015,500	352	5,105,800

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 32 and 33.

Joint Venture Summary as of March 31, 2006

(Dollars in thousands)

Consolidated Properties

	Joint Venture							Option to
	Interest					Consolidated		Acquire
	Held By		Square		Total	Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Acreage	Assets	of 3/31/06	to COPT	Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Operating	55,866	5 acres	$4,298	$3,685	Yes, up to $4.5 million	Yes

7468 Candlewood Road (1) Hanover, Maryland	92.5%	Redevelopment	471,587	19 acres	20,379	—	N/A	Yes

2900 Towerview Road Herndon, Virginia	92.5%	Operating/ Redevelopment	139,877	12 acres	15,575	—	N/A	Yes

1362 Mellon Road (Lot 6B) Hanover, Maryland	50%	Construction	44,134	3 acres	5,614	3,238	Yes, up to $6.2 million	Yes

TOTAL					$45,866	$6,923

Unconsolidated Properties

	Joint Venture						Option to
	Interest				Off-Balance		Acquire
	Held By		Square	COPT	Sheet Debt as	Recourse	Partner’s
Property and Location	COPT	Status	Feet	Investment	of 3/31/06	to COPT	Interest

695 Route 46
Wayne, New Jersey	20%	Operating	157,394	$1,439	$13,698	No	No

Harrisburg Portfolio
Harrisburg, Pennsylvania	20%	Operating	671,759	$(3,010)	$66,600	No	No

(1)	The 7468 Candlewood Road project consists of 472,000 square feet of warehouse space and will be redeveloped into approximately 325,000 rentable square feet of office space.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2006	2005
	March 31	December 31	September 30	June 30	March 31

Total Assets or Denominator for Debt to Total Assets	$2,142,875	$2,129,759	$1,901,696	$1,890,448	$1,798,920
Accumulated depreciation	183,920	174,935	163,381	165,058	153,084
Intangible assets on real estate acquisitions, net	85,699	90,984	67,686	66,354	64,965
Assets other than assets included in investment in real estate	(242,035)	(241,653)	(205,167)	(199,917)	(181,959)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$2,170,459	$2,154,025	$1,927,596	$1,921,943	$1,835,010

GAAP Revenues from Real Estate Operations	$71,700	$66,121	$62,131	$59,421	$58,928
Revenues from discontinued operations	479	903	1,537	1,621	1,699
Other income/(expense)	—	—	—	—	(1)
Combined Real Estate Revenues	$72,179	$67,024	$63,668	$61,042	$60,626

GAAP Revenues from Real Estate Operations	$71,700	$66,121	$62,131	$59,421	$58,928
Property operating	(21,885)	(19,746)	(18,714)	(17,288)	(18,169)
Revenues from discontinued operations	479	903	1,537	1,621	1,699
Property operating from discontinued operations	(181)	(339)	(614)	(620)	(749)
Other revenue	—	(1)	(2)	(1)	—
Combined Net Operating Income	$50,113	$46,938	$44,338	$43,133	$41,709

GAAP Net Operating Income for Same Office Properties	$40,053	$41,682	$40,141	$39,892	$38,535
Less: Straight line rent adjustments	(976)	(1,381)	(1,347)	(1,318)	(1,556)
Less: Amortization of deferred market rental revenue	(116)	(243)	343	(114)	(44)
Cash Net Operating Income for Same Office Properties	$38,961	$40,058	$39,137	$38,460	$36,935

Depreciation and amortization	$19,313	$15,376	$17,783	$14,848	$14,169
Depreciation of furniture, fixtures and equipment	(270)	(195)	(178)	(171)	(161)
Depreciation and amortization from discontinued operations	25	229	244	410	496
Combined real estate related depreciation and other amortization	$19,068	$15,410	$17,849	$15,087	$14,504

Total tenant improvements and incentives on operating properties	$2,873	$6,146	$3,484	$7,659	$13,163
Total capital improvements on operating properties	3,123	2,944	2,760	1,973	2,105
Total leasing costs for operating properties	946	3,743	3,017	967	668
Less: Nonrecurring tenant improvements and incentives on operating properties	(1,281)	(4,872)	(1,199)	(5,883)	(9,551)
Less: Nonrecurring capital improvements on operating properties	(2,519)	(954)	(1,047)	(891)	(1,630)
Less: Nonrecurring leasing costs for operating properties	(358)	(1,969)	(2,070)	(532)	(21)

Add: Recurring improvements on operating properties held through joint ventures	24	188	—	—	—
Recurring capital expenditures	$2,808	$5,226	$4,945	$3,293	$4,734

Interest expense from continuing operations	$17,584	$15,129	$14,132	$13,497	$12,962
Interest expense from discontinued operations	131	245	364	419	396
Combined interest expense or denominator for interest coverage	$17,715	$15,374	$14,496	$13,916	$13,358
Scheduled principal amortization	7,559	3,819	3,750	3,789	7,394
Denominator for Debt Service Coverage	$25,274	$19,193	$18,246	$17,705	$20,752
Scheduled principal amortization	(7,559)	(3,819)	(3,750)	(3,789)	(7,394)
Preferred dividends - redeemable non-convertible	3,654	3,654	3,653	3,654	3,654
Preferred distributions	165	165	165	165	165
Denominator for Fixed Charge Coverage	$21,534	$19,193	$18,314	$17,735	$17,177

Common dividends for Earnings Payout Ratio	$11,257	$11,069	$10,966	$9,381	$9,339
Common distributions	2,374	2,386	2,452	2,205	2,179
Restricted shares	—	107	—	—	—
Dividends and distributions for FFO and AFFO Payout Ratio	$13,631	$13,562	$13,418	$11,586	$11,518